             AMENDMENT NO. 2 TO AMENDED & RESTATED CREDIT AGREEMENT

         This Amendment No. 2 to Amended & Restated Credit Agreement (this "Agreement") dated as of December 3, 2003 is made by and among JARDEN CORPORATION, a Delaware corporation (the "Borrower"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States ("Bank of America"), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the "Administrative Agent"), and each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Amended & Restated Credit Agreement dated as of September 2, 2003, as amended by Amendment No. 1 to Amended & Restated Credit Agreement dated as of September 25, 2003 (as so amended, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the "Credit Agreement"; the capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower various revolving credit and term loan facilities, including a letter of credit facility and a swing line facility; and

         WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain terms of the Credit Agreement, which the Administrative Agent and the Lenders party hereto are willing to do on the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

         (a) The definition of "Consolidated EBITDA" is hereby deleted in its entirety and replaced with the following:

               "Consolidated EBITDA" means, for any period, for the Borrower and its Subsidiaries, an amount equal to the sum of (a) Consolidated Net Income (net of up to $10,000,000 of nonrecurring gains not otherwise excluded in the calculation of Consolidated Net Income as used in this definition, and net of up to $6,000,000 of reorganization expenses incurred in connection with the Diamond Acquisition not otherwise excluded in the calculation of Consolidated Net Income as used in this definition), (b) Consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in determining such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) the amount of nonrecurring expenses incurred after the Original Closing Date and during such period not to exceed $10,000,000, to the extent such net expenses are deducted in determining Consolidated Net Income, (f) up to $5,000,000 of net non-recurring expenses incurred during such period in connection with (but not after) the consummation of the Lehigh Acquisition, to the extent such net expenses are deducted during such period in determining Consolidated Net Income, (g) if Scheduled Acquisition B has occurred, up to $10,000,000 of net non-recurring expenses incurred during such period in connection with (but not after) the consummation of the Scheduled Acquisition B, to the extent such net expenses are deducted during such period in determining Consolidated Net Income, and (h) up to $25,000,000 in any Four-Quarter Period in non-cash compensation expenses related to the issuance or vesting, or lapsing of restrictions with respect to the exercise, of restricted stock or stock options to employees of the Borrower to the extent such expenses are deducted during such period in determining Consolidated Net Income, all determined on a consolidated basis in accordance with GAAP, subject (in connection with the calculation of the Senior Leverage Ratio and the Total Leverage Ratio only) to Acquisition Adjustments.

         (b) The definition of "Non-Exempt Net Proceeds" in Article I of the Credit Agreement is hereby deleted in its entirety.

         (c) Section 2.06(e)(ii) is hereby deleted in its entirety and replaced with the following:

               (ii) The Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment with respect to each private or public offering of Equity Securities of the Borrower or any Subsidiary (other than the Permitted Equity Issuance and Equity Securities issued to the Borrower or a Guarantor) in an amount equal to fifty percent (50%) of the Net Proceeds of each such issuance of Equity Securities of the Borrower or any Subsidiary. Each prepayment provided for in this
         Section 2.06(e)(ii) will be made within ten (10) Business Days of receipt of such proceeds and upon not less than five (5) Business Days' prior written notice to the Administrative Agent, which notice shall include a certificate of a Responsible Officer of the Borrower setting forth in reasonable detail the calculations utilized in computing the Net Proceeds of such issuance and the amount of such prepayment; provided that no prepayment shall be required hereunder of the first $20,000,000 of Net Proceeds in each fiscal year of the Borrower realized from (x) the issuance of Equity Securities in connection with the exercise of any option, warrant or other convertible security of the Borrower or any Subsidiary or (y) the issuance, award or grant of Equity Securities to eligible participants under a stock plan of the Borrower.

         (d) Exhibit D to the Credit Agreement is hereby deleted in its entirety and replaced by the revised Exhibit D set forth as Annex I to this Agreement.

         2. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement provided in Paragraph 1 hereof are all subject to the satisfaction of each the following conditions precedent:

               (a) The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

                     (i) four (4) original counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent, each Guarantor and the Required Lenders, together with all schedules and exhibits thereto duly completed;

                     (ii) such other documents, instruments, opinions,
               certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request.

               (b) All fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

         3. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments and other matters set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments, waivers and consents contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

         4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

               (a) The representations and warranties made by the Borrower in
         Article V of the Credit Agreement and in each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

               (b) Since June 30, 2003, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

               (c) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all

         Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

               (d) This Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and

               (e) After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

         5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

         6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.17(b) and 10.18 of the Credit Agreement.

         9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         10. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby.

         11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section
10.07 of the Credit Agreement.



                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                              BORROWER:

                              JARDEN CORPORATION


                              By: /s/ Simon Wood
                                 --------------------------------------------
                              Name: Simon Wood
                                   ------------------------------------------
                              Title: Vice President of Finance and Controller
                                    -----------------------------------------








                                 Amendment No. 2
                                Signature Page 1

                                    GUARANTORS:

                                    HEARTHMARK, LLC, a Delaware limited
                                    liability company

                                    ALLTRISTA PLASTICS CORPORATION, an Indiana corporation

                                    ALLTRISTA NEWCO CORPORATION, an Indiana
                                    corporation

                                    LEHIGH CONSUMER PRODUCTS CORPORATION, a
                                    Pennsylvania corporation TILIA, INC.
                                    (successor by name change to Alltrista
                                    Acquisition I, Inc.), a Delaware corporation

                                    TILIA DIRECT, INC. (successor by name change to Alltrista Acquisition II, Inc.), a Delaware corporation

                                    TILIA INTERNATIONAL, INC. (successor by name change to Alltrista Acquisition III, Inc.), a Delaware corporation

                                    QUOIN, LLC, a Delaware limited liability company


                                    By: /s/ Simon Wood
                                       -----------------------------------------
                                    Name: Simon Wood
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------


                                    ALLTRISTA ZINC PRODUCTS, L.P., an Indiana limited partnership

                                    By: Alltrista Newco Corporation, a Indiana
                                        corporation, its general partner


                                             By: /s/ Simon Wood
                                                --------------------------------
                                             Name: Simon Wood
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------





                                 Amendment No. 2
                                Signature Page 2

                                    ADMINISTRATIVE AGENT:

                                    BANK OF AMERICA, N.A., AS ADMINISTRATIVE
                                    AGENT


                                    By: /s/ Tim Cassidy
                                       -----------------------------------------
                                    Name:  Tim Cassidy
                                          --------------------------------------
                                    Title:   Vice President
                                           -------------------------------------







                                 Amendment No. 2
                                Signature Page 3

                                    LENDERS:

                                    BANK OF AMERICA, N.A., as a Lender, L/C
                                    Issuer and Swing Line Lender


                                    By: /s/ Tim Cassidy
                                       -----------------------------------------
                                    Name: Tim Cassidy
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------






                                 Amendment No. 2
                                Signature Page 4

                                    CIBC INC.



                                    By: /s/ Dean J. Decker
                                       -----------------------------------------
                                    Name: Dean J. Decker
                                         ---------------------------------------
                                    Title: Managing Director
                                          --------------------------------------





                                 Amendment No. 2
                                Signature Page 5

                                    FLEET NATIONAL BANK




                                    By: /s/ W. Lincoln Schoff, Jr.
                                       -----------------------------------------
                                    Name: W. Lincoln Schoff, Jr.
                                         ---------------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 6

                                    HARRIS TRUST AND SAVINGS BANK


                                    By: /s/ Thad D. Rasche
                                       -----------------------------------------
                                    Name: Thad D. Rasche
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------





                                 Amendment No. 2
                                Signature Page 7

                                    NATIONAL CITY BANK OF INDIANA



                                    By: /s/ David G. McNeely
                                       -----------------------------------------
                                    Name: David G. McNeely
                                         ---------------------------------------
                                    Title: Assistant Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 8

                                    SUNTRUST BANK



                                    By: /s/ Heidi M. Khambatta
                                       -----------------------------------------
                                    Name: Heidi M. Khambatta
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 9

                                    THE BANK OF NEW YORK



                                    By: /s/ Maurice Campbell
                                       -----------------------------------------
                                    Name: Maurice Campbell
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 10

                                    TRANSAMERICA BUSINESS CAPITAL CORPORATION



                                    By: /s/ Steve Goetschius
                                       -----------------------------------------
                                    Name: Steve Goetschius
                                         ---------------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 11

                                    APEX (IDM) CDO I LTD.

                                    BY: DAVID L. BABSON & COMPANY INC. AS
                                        COLLATERAL MANAGER


                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name: David P. Wells
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------







                                 Amendment No. 2
                                Signature Page 15

                                    BABSON CLO LTD. 2003-1

                                    BY: DAVID L. BABSON & COMPANY INC. AS
                                        COLLATERAL MANAGER


                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name: David P. Wells
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------







                                 Amendment No. 2
                                Signature Page 16

                                    BILL & MELINDA GATES FOUNDATION

                                    BY: DAVID L. BABSON & COMPANY INC., AS
                                        COLLATERAL MANAGER


                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name: David P. Wells
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------







                                 Amendment No. 2
                                Signature Page 18

                                    COLUMBUS FLOATING RATE ADVANTAGE FUND



                                    By: /s/ Kathleen A. Zarn
                                       -----------------------------------------
                                    Name: Kathleen A. Zarn
                                         ---------------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 31

                                    COLUMBUS FLOATING RATE LIMITED



                                    By: /s/ Kathleen A. Zarn
                                       -----------------------------------------
                                    Name: Kathleen A. Zarn
                                         ---------------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 32

                                    DENALI CAPITAL CLO III LTD.



                                    By: /s/ John P. Thacker
                                       -----------------------------------------
                                    Name: John P. Thacker
                                         ---------------------------------------
                                    Title: Chief Credit Officer
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 38

                                    EAST WEST BANK



                                    By: /s/ Nancy A. Moore
                                       -----------------------------------------
                                    Name: Nancy A. Moore
                                         ---------------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 39

                                    ELC (CAYMAN) LTD. 2000-1

                                    BY: DAVID L. BABSON & COMPANY INC., AS
                                        COLLATERAL MANAGER


                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name: David P. Wells
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------






                                 Amendment No. 2
                                Signature Page 40

                                    ELC CAYMAN LTD. 1999-II

                                    BY: DAVID L. BABSON & COMPANY INC., AS
                                        COLLATERAL MANAGER


                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name: David P. Wells
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------






                                 Amendment No. 2
                                Signature Page 41

                                    ELC CAYMAN LTD. 1999-III

                                    BY: DAVID L. BABSON & COMPANY INC., AS
                                        COLLATERAL MANAGER


                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name: David P. Wells
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------






                                 Amendment No. 2
                                Signature Page 42

                                    FRANKLIN CLO IV, LIMITED



                                    By: /s/ Tyler Chan
                                       -----------------------------------------
                                    Name: Tyler Chan
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 46

                                    FRANKLIN FLOATING RATE DAILY ACCESS



                                    By: /s/ Tyler Chan
                                       -----------------------------------------
                                    Name: Tyler Chan
                                         ---------------------------------------
                                    Title: Asst. Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 47

                                    FRANKLIN FLOATING RATE MASTER



                                    By: /s/ Tyler Chan
                                       -----------------------------------------
                                    Name: Tyler Chan
                                         ---------------------------------------
                                    Title: Asst. Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 48

                                    LANDMARK III CDO LIMITED


                                    By: Aladdin Capital Management
                                       -----------------------------------------


                                    By: /s/ Thomas Eggenschwiler
                                       -----------------------------------------
                                    Name: Thomas Eggenschwiler
                                         ---------------------------------------
                                    Title: Director
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 56

                                    MAPLEWOOD (CAYMAN) LIMITED

                                    BY: DAVID L. BABSON & COMPANY INC., UNDER
                                        DELEGATED AUTHORITY FROM MASSACHUSETTS
                                        MUTUAL LIFE INSURANCE COMPANY AS
                                        INVESTMENT MANAGER


                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name: David P. Wells
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------






                                 Amendment No. 2
                                Signature Page 60

                                    MASSACHUSETTS MUTUAL LIFE INSURANCE CO.

                                    BY: DAVID L. BABSON & COMPANY INC., AS
                                        INVESTMENT MANAGER


                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name: David P. Wells
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------






                                 Amendment No. 2
                                Signature Page 61

                                    PINEHURST TRADING INC.



                                    By: /s/ Ann E. Morris
                                       -----------------------------------------
                                    Name: Ann E. Morris
                                         ---------------------------------------
                                    Title: Asst. Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 69

                                    PPM-SHADOW CREEK FUNDING LLC



                                    By: /s/ Ann E. Morris
                                       -----------------------------------------
                                    Name: Ann E. Morris
                                         ---------------------------------------
                                    Title: Asst. Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 70

                                    PPM-SPYGLASS FUNDING TRUST



                                    By: /s/ Ann E. Morris
                                       -----------------------------------------
                                    Name: Ann E. Morris
                                         ---------------------------------------
                                    Title: Authorized Agent
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 71

                                    SIMSBURY CLO LIMITED

                                    BY: DAVID L. BABSON & COMPANY INC., UNDER
                                        DELEGATED AUTHORITY FROM MASSACHUSETTS
                                        MUTUAL LIFE INSURANCE COMPANY AS
                                        COLLATERAL MANAGER


                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name: David P. Wells
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------






                                 Amendment No. 2
                                Signature Page 74

                                    SRF 2000 INC.



                                    By: /s/ Ann E. Morris
                                       -----------------------------------------
                                    Name: Ann E. Morris
                                         ---------------------------------------
                                    Title: Asst. Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 75

                                    SRF TRADING INC.



                                    By: /s/ Ann E. Morris
                                       -----------------------------------------
                                    Name: Ann E. Morris
                                         ---------------------------------------
                                    Title: Asst. Vice President
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 76

                                    SUFFIELD CLO LIMITED

                                    BY: DAVID L. BABSON & COMPANY INC. AS
                                        COLLATERAL MANAGER


                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name: David P. Wells
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------






                                 Amendment No. 2
                                Signature Page 80

                                    VENTURE CDO 2002 LTD.



                                    By: /s/
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 86

                                    VENTURE II CDO 2002, LIMITED



                                    By: /s/
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------







                                 Amendment No. 2
                                Signature Page 87